SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report:  April 12, 1995


                   READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)


          Delaware           1-5587            73-0642271
      (State or other     (Commission      (I.R.S. Employer
      jurisdiction of     File Number)      Identification No.)
      incorporation)

         901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

             Exhibit 99  -      Press  Release dated  April 12,
                                1995  -    Announcing that  the
                                Company   has   been  named   a
                                defendant  in three  additional
                                purported   stockholder   class
                                action lawsuits.


                            SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                READING & BATES CORPORATION


                                By  /s/T. W. Nagle
                                    --------------------
                                    T. W. Nagle
                                    Vice President & Chief
                                    Financial Officer

  Dated:  April 12, 1995